UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 8, 2004
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

Nevada                               0-19118                    74-2584033
(State or other jurisdiction of    (Commission                 (IRS Employer
 incorporation)                     File Number)             Identification No.)


                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01 Regulation FD Disclosure

     The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     On October 7, 2004, Abraxas Petroleum Corporation (the "Company") announced in a press release that it its wholly owned Canadian subsidiary, Grey Wolf Exploration Inc., has engaged CIBC World Markets Inc. to act as its advisor in evaluating various financing alternatives, including the public or private sale of debt or equity securities.

Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press Release dated October 7, 2004 entitled "Abraxas' wholly owned Canadian subsidiary, Grey Wolf Exploration Inc., Engages CIBC World Markets Inc. to Advise it in Evaluating Financing Alternatives"

                                                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Abraxas Petroleum Corporation

                          By: _________________________________________________
                              Chris Williford
                              Executive Vice President, Chief Financial
                              Officer and Treasurer

Dated:  October 8, 2004

                                                                   Exhibit 99.1

                                  NEWS RELEASE

ABRAXAS' WHOLLY-OWNED CANADIAN SUBSIDIARY, GREY WOLF EXPLORATION INC.,ENGAGES CIBC WORLD MARKETS INC. TO ADVISE IT IN EVALUATING FINANCING ALTERNATIVES

SAN ANTONIO, TX (October 7, 2004) - Abraxas Petroleum Corporation (the "Company") (AMEX:ABP) announced today that its wholly owned Canadian subsidiary, Grey Wolf Exploration Inc., has engaged CIBC World Markets Inc. to act as its advisor in evaluating various financing alternatives, including the public or private sale of debt or equity securities.

Abraxas Petroleum Corporation is a San Antonio-based natural gas and crude oil exploitation and production company. The Company operates in Texas, Wyoming and western Canada.

Safe Harbor for forward-looking statement: Statements in this release looking forward in time involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance suggested in this release. Such factors may include, but may not be necessarily limited to, changes in the prices received by the Company for natural gas and crude oil. In addition, the Company's future natural gas and crude oil production is highly dependent upon the Company's level of success in acquiring or finding additional reserves. Further, the Company operates in an industry sector where the value of securities is highly volatile and may be influenced by economic and other factors beyond the Company's control. In the context of forward-looking information provided for in this release, reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission during the past 12 months.

FOR MORE INFORMATION CONTACT:
Janice Herndon/Manager Corp. Communications
Telephone 210.490.4788
jherndon@abraxaspetroleum.com
www.abraxaspetroleum.com